POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 10 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Long Term Incentive Plan and 500,000 shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Senior Executive Restricted Stock Awards.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of September 2003.





                                                /s/ Vincent A. Calarco
                                                    Vincent A. Calarco

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 10 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Long Term Incentive Plan and 500,000 shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Senior Executive Restricted Stock Awards.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of September 2003.





                                                /s/   George Campbell, Jr.
                                                      George Campbell, Jr.

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 10 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Long Term Incentive Plan and 500,000 shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Senior Executive Restricted Stock Awards.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of September 2003.





                                                /s/ Gordon J. Davis
                                                    Gordon J. Davis

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 10 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Long Term Incentive Plan and 500,000 shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Senior Executive Restricted Stock Awards.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of September 2003.





                                                /s/  Michael J. Del Giudice
                                                     Michael J. Del Giudice

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 10 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Long Term Incentive Plan and 500,000 shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Senior Executive Restricted Stock Awards.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of September 2003.






                                                /s/  Joan S. Freilich
                                                     Joan S. Freilich

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 10 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Long Term Incentive Plan and 500,000 shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Senior Executive Restricted Stock Awards.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of September 2003.




                                                /s/  Ellen V. Futter
                                                     Ellen V. Futter

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 10 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Long Term Incentive Plan and 500,000 shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Senior Executive Restricted Stock Awards.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of September 2003.







                                                /s/  Sally Hernandez-Pinero
                                                     Sally Hernandez-Pinero

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 10 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Long Term Incentive Plan and 500,000 shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Senior Executive Restricted Stock Awards.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of September 2003.




                                                /s/  Peter W. Likins
                                                     Peter W. Likins

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 10 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Long Term Incentive Plan and 500,000 shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Senior Executive Restricted Stock Awards.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of September 2003.





                                                /s/  Eugene R. McGrath
                                                     Eugene R. McGrath

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 10 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Long Term Incentive Plan and 500,000 shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Senior Executive Restricted Stock Awards.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of September 2003.



                                                /s/  Frederic V. Salerno
                                                     Frederic V. Salerno

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 10 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Long Term Incentive Plan and 500,000 shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Senior Executive Restricted Stock Awards.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of September 2003.





                                                /s/  Richard A. Voell
                                                     Richard A. Voell

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 10 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Long Term Incentive Plan and 500,000 shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Senior Executive Restricted Stock Awards.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of September 2003.




                                                /s/  Edward J. Rasmussen
                                                     Edward J. Rasmussen